EXHIBIT 10(xxiii)

   Form of Termination of Employment and
   Change in Control Agreement #1

   December 20, 1995


   Dear:

        NUI Corporation, a New Jersey corporation (the "Employer") considers the establishment and maintenance of a sound and vital management team essential to protecting and enhancing its best interests and those of its shareholders. In this connection, the Employer recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Employer exists and that such possibility and the uncertainty and questions which it may raise among management personnel as to the effect of such change in control on the Employer, may result in the departure or distraction of such personnel to the detriment of the Employer and the Employer's shareholders. Accordingly, the Board of Directors of the Employer (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the key members of the Employer's management, including yourself, to their assigned duties without the distraction arising from any actual or threatened change in control.

        The Employer must, of course, remain free to effect changes in management and terminate employment. However, in order to induce you to remain in the Employer's employ, this letter agreement ("Agreement") sets forth the severance benefits which the Employer agrees will be provided to you in the event your employment is terminated under the circumstances described herein subsequent to or in connection with a "change in control" (as defined in Section 2).

        1. TERM. This Agreement shall commence on the date hereof and shall continue in effect through December 31,1998; provided, however, that commencing on January 1, 1999 and every three years thereafter, the term of this Agreement shall automatically be extended for an additional three-year term unless, not later than September 30 preceding the expiration of the original or any extended term hereof, the Board has given you written notice that the Employer does not wish to extend this Agreement; and provided, further, that if a change in control of the Employer shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which such change in control occurred. Notwithstanding the foregoing, this Agreement shall terminate immediately upon the termination of your employment prior to a change in control.


        2. CHANGE IN CONTROL. For purposes of this Agreement, a "change in control" shall mean:

             (a) a change in control of the Employer of a nature that would be reported as a change in control in response to Item l(a) of a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), as in effect on the date hereof and as the same may be amended from time to time (or if Item l(a) is no longer in effect, any regulations issued by the Securities and Exchange Commission which serve similar purposes); or

             (b) any person (as the term "person" is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary or custodian holding securities under a qualified or nonqualified employee benefit plan of the Employer (or any affiliate), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the capital stock entitled to vote in the election of directors ("Voting Stock ) of the Employer; or

             (c) during any period of three consecutive years, individuals who constitute the Board of Directors of the Employer at the beginning of any such period (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director of the Employer after the beginning of such period whose election or nomination was approved by a vote of at least three-fourths of the continuing directors comprising the Incumbent Board shall, for the purposes hereof, be considered as though such person were a member of the Incumbent Board; or

             (d) approval by the shareholders of the Employer of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Employer Voting Stock immediately prior to such reorganization, merger or consolidation; (ii) no Person (excluding the Employer (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

             (e) approval by the shareholders of the Employer of the sale or other disposition of all or substantially all of the assets of the Employer other than to a corporation with respect to which, following such sale or other disposition (i) more than 50% of the then outstanding Voting Stock of such corporation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, of the outstanding Employer Voting Stock immediately prior to


   such sale or other disposition; (ii) no Person (excluding the Employer (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the shares of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of such corporation; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Employer; or

             (f) execution by the Employer of a definitive agreement providing for a transaction or series of transactions which would, when consummated, result in a change in control as defined in subsections (a) or (b) above or which would be the subject of the shareholder approval referred to in subsections (d) or (e) above.

             In the event that a change in control occurs by virtue of the execution of a definitive agreement as provided in subsection (f) above and such agreement is subsequently terminated prior to consummation of the transaction or transactions which would constitute a change in control under subsections (a) or (b) or prior to the shareholder approval contemplated in subsections (d) and (e), then a change in control for purposes of this subsection (f) shall cease as of the date such definitive agreement is terminated. In the event that your employment is terminated by the Employer, other than for Disability or Cause (as described in Section 3), or by you for Good Reason (as described in Section 3) between the time of a change in control under this subsection (f) and the termination of the definitive agreement, you shall be entitled to benefits under this Agreement to the extent provided hereunder. In addition, in the event that a change in control occurs under both this subsection (f) and any other subsection of this
   Section 2, then all references in this Agreement to a change in control shall be deemed to be references to the latest of such change in control events to occur so that you shall be eligible to receive benefits and payments under this Agreement upon the termination of your employment occurring during the period commencing upon the execution of such definitive agreement and ending 36 months after the consummation of the transactions contemplated in such agreement.

        Notwithstanding anything in the foregoing to the contrary, no change in control of the Employer shall be deemed to have occurred with respect to you for purposes of this Agreement by virtue of any transaction which results in you, or any group, association or other organization of persons related to, including, or acting in concert with you, acquiring, directly or indirectly, control of the Employer.


        3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 hereof constituting a change in control shall have occurred during the term of this Agreement, and your employment is terminated within 36 months after the change in control (as determined in accordance with Section 2(f)) ( the Protection Period ) (i) by the Employer other than for Disability pursuant to subsection (a)(i) below or Cause pursuant to subsection (b) below, or (ii) by you for Good
   Reason pursuant to subsection (c) below, then you shall be entitled to the payments and benefits provided for in Section 4 of this Agreement.


             (a)  Disability; Retirement.

                  (i) If, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties with the Employer on a full-time basis for 180 consecutive days after the commencement of such incapacity and within 30 days after written Notice of Termination is given you shall not have returned to the full-time performance of your duties, the Employer may terminate your employment for "Disability" without liability hereunder.

                  (ii) For purposes of this Agreement, termination of your employment based on "Retirement" shall mean termination in accordance with the Employer's retirement policy, including early retirement, generally applicable to its employees or in accordance with any retirement arrangement established with your consent with respect to you.

             (b) Cause. The Employer may terminate your employment for Cause without liability hereunder. For purposes of this Agreement, termination by the Employer of your employment for "Cause" shall mean termination upon (i) willful and continued failure by you to substantially perform your duties with the Employer (other than any such failure resulting from your incapacity due to physical or mental illness, or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as such terms are defined in subsections (d) and (c) below, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise, including, but not limited to, personal dishonesty, incompetence, misconduct, breach of fiduciary duty involving personal profit, or violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or (iii) your conviction of any crime (whether or not involving the Employer or any affiliate) involving moral turpitude which subjects, or if generally known would subject, the Employer or any affiliate to public ridicule or embarrassment. For purposes of this subsection, no act or failure to act on your part shall be considered "willful" unless done or omitted to be done by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Employer. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a certified copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above and specifying the particulars thereof in detail.


                   (c) Good Reason. You may terminate your employment for Good Reason and become entitled to the payments and benefits provided hereunder. For purposes of this Agreement, "Good Reason" shall mean the occurrence of one or more of the following subsequent to a change in control:

                  (i) the assignment to you of any duties substantively inconsistent with your positions, duties, responsibilities and status


   immediately prior to the change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the change in control, or any removal of you from or any failure to reelect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, by you other than for Good Reason or as a result of your death; or

                  (ii) (x) a reduction in your base salary in effect immediately prior to the change in control or such higher base salary as may thereafter be in effect, or (y) the failure by the Employer to increase your base salary annually after a change in control by an amount which at least equals, on a percentage basis, the lesser of (A) the greatest percentage increase in base salary for such year for any officer of the Employer or (B) the mean average percentage increase in base salary for all officers of the Employer during the 24-month period preceding the change in control, provided that, any such failure to increase your base salary shall not be deemed to be Good Reason if the Employer is prohibited from granting such increase pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (iii) a failure by the Employer to waive any and all exercise, vesting, transfer and other restrictions that may exist with respect to stock options, restricted stock or other securities which are the subject of awards or grants made to you under the Employer's stock option or restricted stock plan, or any other plan in effect in which you participated immediately preceding the change in control; or

                  (iv) a failure by the Employer to continue its executive incentive compensation program or any other executive or other incentive compensation program or plan, as the same may be amended or modified from time to time, but substantially in the form in effect immediately prior to the change in control ("Program"), or a failure by the Employer to continue you as a participant in the Program on at least the basis on which you participated immediately preceding the change in control, or to pay you any installment of a previous award or of deferred compensation, if any, under the Program or any deferred compensation arrangement in which you participated immediately preceding the change in control, provided that, any such failure to continue the Program or your participation therein shall not be deemed to be Good Reason if the Employer is prohibited from continuing the Progam or your participation pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (v) the Employer requiring you to be based anywhere which is located more than 50 road miles from the office at which you were based immediately preceding the change in control ("Office"), except for required travel on business to an extent substantially consistent with the business travel obligations you experienced immediately preceding the change in control or, in the event you consent to any relocation of your Office, the failure by the Employer to pay (or reimburse you for) all reasonable moving expenses incurred by you relating to a change of your principal residence in connection with such relocation and to indemnify you against any loss (calculated by subtracting the sales price of such residence from the higher of (x) your aggregate investment in such residence, or (y) the fair market value of such residence as determined by an outside appraiser designated


   by you and reasonably satisfactory to the Employer), realized in the sale of your principal residence in connection with any such change of residence; or

                  (vi) the failure by the Employer to continue in effect any benefit or compensation plan or arrangement in which you were participating immediately preceding the change in control, the taking of any action by the Employer not required by law which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you immediately prior to the change in control; or the failure by the Employer to provide you with the number of paid vacation days, holidays and personal days to which you are then entitled in accordance with the Employer's normal leave policy in effect immediately preceding the change in control; or

                  (vii) in the event that you are a member of the Board immediately prior to the change in control, and you are not reelected to the Board or you are required to resign from the Board; or

                  (viii) any purported termination of your employment by the Employer which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (d) below (and, if applicable, subsections (a) and (b) above) and, for the purposes of this Agreement, no such purported termination shall be effective; or the delivery to you of a Notice of Termination informing you of the termination of your employment other than for Cause or Disability; or

                  (ix) the failure of the Employer to obtain the assumption of this Agreement, and the Employer s obligations hereunder, from any successor as contemplated in Section 5 hereof.

             (d) Notice of Termination. The termination of your employment by the Employer for any reason or by you for Good Reason shall be communicated by a written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provisions in this Agreement relied upon and shall set forth, in reasonable detail, the facts and circumstances claimed to provide a basis for termination of your employment under the provisions so indicated. In the event that the Employer terminates your employment for Cause, the Notice of Termination shall include a copy of the Board resolution required under Section 3(b). For the purposes of this Agreement, no purported termination shall be effective without such Notice of Termination.

             (e) Date of Termination. "Date of Termination" shall mean (i) if your employment is terminated because of your death, the date of your death; (ii) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period); (iii) if your employment is terminated for Cause, the date set forth in the Notice of Termination; (iv) if you terminate your employment for Retirement, the effective date of your Retirement;
   (v) if you terminate your employment for Good Reason, the date specified in the Notice of Termination which in no event shall be later than 90 days following the delivery of the Notice of Termination to the Employer, except as otherwise provided in Section 5(a), and (vi) if your employment is terminated by Employer other than for Cause or Disability, the date set forth in the Notice of Termination, which in no event shall


   be earlier than 90 days following the delivery of the Notice of Termination to you. If your Date of Termination is on a date which is beyond the period during which you are entitled to benefits under this Agreement but the Notice of Termination is given on a date which falls within such period, then your entitlement to benefits shall be determined as if your Date of Termination fell within such period.

             (f) In the event that Good Reason exists for you to terminate your employment and you provide notice to the Employer that such Good Reason exists, either by Notice of Termination or otherwise, the Employer shall have a one-time right to take such action as is necessary to eliminate the basis for such Good Reason within ten days of receipt of the notice provided by you.

             (g) Continued Employment; Nonwaiver. Your continued employment during the term of this Agreement and subsequent to an event constituting Good Reason hereunder shall not constitute consent to such event or a waiver of any rights you may have under this Agreement; and your consent to a change in your employment terms conditions or status that would otherwise constitute a Good Reason shall not affect your right to subsequently terminate your employment for Good Reason and obtain the payments and benefits provided for herein.


        4. COMPENSATION UPON TERMINATION OR DURING DISABILITY FOLLOWING A CHANGE IN CONTROL.

             (a) During any period following a change in control during which you fail to perform your duties with the Employer as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate then in effect and any installments of deferred portions of awards under the Program or otherwise paid during such period until your employment is terminated pursuant to
   Section 3(a)(i) hereof. Thereafter, your benefits shall be determined in accordance with the Employer's Long-Term Disability Plan, or any substitute plan then in effect.

             (b) If, following a change in control, you terminate your employment other than for Good Reason, death or Retirement, or the Employer terminates your employment for Cause, the Employer shall pay you your base salary at the rate then in effect through the Date of Termination plus all other amounts to which you are entitled under the Program or any other plan of the Employer at the time such payments are due and the Employer shall have no further obligations to you, subject to your entitlement to benefits under any qualified or non-qualified retirement plans or any other qualified plans of the employer in which you had a vested interest.

             (c) If, following a change in control, you terminate your employment by reason of death or Retirement, you (or your estate in the event of death) shall be entitled to receive your base salary at the rate then in effect until the Date of Termination plus all other amounts to which you are entitled under any compensation plan of the Employer at the time such payments are due. Thereafter, your benefits shall be determined in accordance with the provisions of the benefit plans and arrangements in which you participated on the date immediately preceding the Date of Termination.

             (d) If the Employer terminates your employment other than for Disability or Cause or you terminate your employment for Good Reason


   during the Protection Period, then the Employer shall continue to pay to you your base salary at the rate then in effect through the Date of Termination. In addition, the Employer shall pay to you the following amounts:

                  (i) An amount equal to the amount, if any, of the deferred portion of any awards which have been awarded to you pursuant to the Program or otherwise but which have not yet been paid to you and the amount of deferred compensation, if any, under the Program or otherwise which has accrued to your account; and

                  (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, an amount equal to the product of (x) the sum of your annual base salary in effect as of the Date of Termination (without giving effect to any reduction therein after the change in control) plus an amount equal in value to the highest incentive compensation (determined without regard to vesting restrictions) awarded with respect to any fiscal year to you during the three fiscal years then most recently ended, multiplied by (y) the number three; and

                  (iii) Notwithstanding any provision of any annual or long-term incentive compensation plan or arrangement of the Employer, an amount equal to the sum of (x) any incentive compensation which has been allocated or awarded to you for a fiscal year or other measuring period preceding the Date of Termination but has not yet been paid and (y) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to you for all uncompleted periods under such plans or arrangements; and

                  (iv) In lieu of shares of stock of the Employer issuable upon the exercise of any employee stock options ("Options"), if any, held by you, which Options shall be canceled upon the making of the payment referred to herein, an amount in cash equal to the aggregate spread between the exercise prices of all Options held by you and the higher of (x) the highest bid price of the stock subject to the Options during the 12-month period immediately preceding the Date of Termination, or (y) the highest price per share actually paid in connection with any change in control of the Employer during the term hereof including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control.

             (e)  The amounts set forth in (d)(i) through (iv) of this
   Section 4 shall be paid to you, at your election, either in a lump sum within ten days of your Date of Termination or in substantially equal installments over a 24-month period commencing within ten days of your Date of Termination. Should you elect to receive payment of these amounts over a 24-month period, then the election must be made by you at least 90 days prior to the change in control. In addition, if you elect installment payments, then the Employer shall also pay to you interest monthly on the outstanding balance of Employer s obligation to you. Interest shall be computed based upon the then current rate for three-month Certificates of Deposit, as published in The Wall Street Journal.

             (f) In addition to the amounts set forth above, in the event that within one year after your Date of Termination you move your principal residence more than 50 miles from its location immediately preceding your Date of Termination, the Employer shall pay to you an amount equal to all of your relocation expenses, including but not limited to brokers fees and commissions, mortgage points, routine


   expenses associated with the purchase and sale of your residence, travel and moving expenses and any loss (as determined in accordance with Section 3(c)(v)) incurred on the sale of your principal residence, provided that, if your move is in connection with your acceptance of new employment, the Employer s obligation to pay your relocation expenses under this subsection (f) shall be reduced to the extent that you are eligible to be reimbursed for such expenses under the normal practice of your new employer (whether or not you actually accept such reimbursement). Any payments to be made by the Employer in accordance with this subsection (f) shall be made on a regular and current basis upon presentation of documentation in support of your expenses.

             (g) If you become entitled to the payments described in
   Section 4(d) above, to the extent that your rights to any shares of stock of the Employer granted to you under the Employer's restricted stock plan, or any other plan in which you participated immediately preceding the change in control are not fully vested and nonforfeitable, your rights thereto shall automatically become fully vested and nonforfeitable as of the Date of Termination. In addition, subject to
   Section 4(h) below, the Employer shall maintain in full force and effect, for your continued benefit for two years after the Date of Termination, all employee welfare benefit plans, programs or arrangements in which you were entitled to participate on the date immediately preceding the date Notice of Termination was given, including, without limitation, life, disability, accident and health insurance plans or policies, ( Welfare Benefits ) provided your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is prohibited by operation of law or by the terms of such plans or programs as in effect immediately preceding the date Notice of Termination is given, the Employer shall arrange to provide you with benefits substantially similar to those which you would have been entitled to receive under such plans and programs. Except for any insurance policy used by the Employer to fund its excess benefit and deferred compensation plans under any grantor trust arrangement, at the end of the period of coverage, you shall have the option to have assigned to you at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Employer and relating specifically to you. In addition, the Employer will continue to fund any executive life insurance policy, death benefit contract or agreement in effect on the date immediately preceding the date Notice of Termination was given through your Normal Retirement Age. In the alternative, the Employer shall make a lump sum payment of an amount necessary to continue these premiums through your Normal Retirement Age. "Normal Retirement Age" as used in this Agreement shall have the same meaning as that term is used in any retirement plan in which you participated on the date immediately preceding the date of the change in control.

             (h) You shall not be required to mitigate the amount of any payment or benefit provided for in this Section 4 by seeking other
   employment or otherwise.   The amount of any payment  provided for in
   this Section 4 shall not be reduced by any compensation earned by you or any retirement benefits provided to you as the result of employment by another employer after the Date of Termination or otherwise.
   Notwithstanding the foregoing, if as a result of employment by another employer you become eligible to participate in any plan, program or arrangement that would provide you with substantially the same type of coverage as any of the Welfare Benefits being provided to you by the Employer in accordance with Section 4(g), the Employer s obligation to


   provide coverage of the same type shall be correspondingly reduced (whether or not you actually accept coverage under your new employer s plan), subject to any rights that you may have to continuation of your medical coverage at your own expense under COBRA or any similar law.
             (i) Nothing in this Agreement shall affect your right to receive all benefits and amounts to which you are entitled under any other compensation or employee benefit plan or arrangement, whether or not qualified, in which you participated on the date immediately preceding the date on which the Notice of Termination is given, in accordance with the terms of such plans or arrangements, provided that you shall not be entitled to any severance or termination pay or allowance or any similar amount under any other plan or arrangement of the Employer; and

             (j) In the event that it shall be determined that any payment or benefit received under this Agreement and/or any other plan, arrangement or agreement (a Payment or, collectively, the Payments ) would be an excess parachute payment (within the meaning of Section 280G(b)(1) of the Internal Revenue Code of 1986 (the Code )) subject to the excise tax imposed by Section 4999 of the Code (the Excise Tax ), the present value of such Payments shall be reduced to the Reduced Amount . The Reduced Amount shall be an amount expressed in present value that maximizes the aggregate present value of the Payments without causing any Payment to be an excess parachute payment subject to the Excise Tax. For these purposes, the present value of any non-cash benefit or deferred payment or benefit shall be determined in accordance with Sections 280G(d)(3) and (4) of the Code. The determination whether any Payment would be an excess parachute payment and the calculation of the Reduced Amount shall be made by a law firm or accounting firm selected by the Employer from among those regularly consulted by it regarding Federal income tax matters within the 12-month period preceding the change in control, and reasonably acceptable to you ( Tax Counsel ). Tax Counsel s opinion shall be delivered to you within five days after your Date of Termination, and shall contain detailed calculations supporting the determination of the Reduced Amount or of Tax Counsel s determination that no portion of the Payments would be subject to the Excise Tax. Upon your receipt of Tax Counsel s opinion setting forth a Reduced Amount, you shall determine which and how much of the Payments shall be eliminated or reduced, provided that, if you do not make such determination within ten days of your receipt of such opinion, the Employer shall determine which and how much of the Payments shall be eliminated or reduced and shall promptly give you written notice thereof. Within five days after you give notice or upon the expiration of ten days without notice, the Employer shall pay to or distribute to or for your benefit such amounts as are then due to you under this Agreement and shall promptly pay to or distribute for your benefit in the future such amounts as become due to you under this Agreement.

        As a result of the uncertainty of the application of Section 280G of the Code at the time of the initial determination hereunder, it is possible that Payments will have been made by the Employer which should not have been made ( Overpayment ) or that additional payments which will not have been made by the Employer should have been made
   ( Underpayment ), in each case, consistent with the calculations required to be made hereunder. In the event it is determined that an Overpayment has been made, you shall promptly repay any such Overpayment to the Employer together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code, provided that, no amount shall be payable by you to the Employer (of if paid by you shall be


   returned to you) if and to the extent such payment would not reduce the amount that is subject to the Excise Tax. In the event it is determined that an Underpayment has been made, any such Underpayment shall be promptly paid by the Employer to or for your benefit together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

             (k) The Employer shall also pay all fees and expenses (including legal fees and expenses) incurred by you in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of the Excise Tax to any payment or benefit hereunder, provided that, the Employer shall not have any obligation to pay any legal expenses incurred by you in contesting or disputing your termination of employment or seeking to obtain or enforce any right or benefit provided by this Agreement, and you shall be obligated to repay the Employer for any legal fees advanced to you by the Employer (and interest thereon) to the extent that it is determined by the arbitrator referred to in Section 10 (or, if applicable, a court of competent jurisdiction) that your employment was terminated for Cause, within the meaning of Section 3(b). Any payments to be made by the Employer pursuant to this subsection (k) shall be made to you on a regular and current basis upon your presentation to the Employer of documentation in support thereof.

        5.  SUCCESSORS, BINDING AGREEMENT.

             (a) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer to expressly, absolutely and unconditionally assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken
   place.   Failure of the Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement whether or not such succession is a change in control described in
   Section 2, and shall entitle you to terminate your employment for Good Reason and become entitled to the payments and benefits provided hereunder, provided that, if such succession is not a change in control, the Date of Termination specified in your Notice of Termination shall not be later than 90 days after the date on which such succession becomes effective. As used in this Agreement, "Employer" shall mean the Employer as hereinbefore defined and any successor to its business and/or assets or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

             (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.

        6. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United
   States registered mail, return receipt requested, postage prepaid or a


   nationally recognized overnight delivery service, addressed in either case to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Employer shall be directed to the attention of the Corporate Secretary of NUI Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        7. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. It is intended that the benefits payable hereunder shall be considered paid to you for your past services to the Employer and continuing services from the date hereof. Any payment provided for hereunder shall be paid net of any applicable income tax withholding required under Federal, State and local law. The validity, interpretation, construction and performance of this Agreement shall be governed by the substantive law of the State of New Jersey.

        8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

        9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the State of New Jersey in accordance with the rules of the American Arbitration Association then in effect. Notwithstanding the pendency of any such dispute or controversy, the Employer will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary and installments under the Program or otherwise) and, to the extent permitted by law, continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, either by mutual written agreement of the parties, by a final and binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction, the time for appeal therefrom having expired and no appeal having been perfected. For the purposes of this Agreement, if a Notice of Termination is given in accordance with Section 3(d) hereof during the Protection Period, the Date of Termination shall be treated as having occurred during such period, notwithstanding the resolution of any dispute after the conclusion of such period. Amounts paid to you under this Section during the pendency of any such dispute or controversy are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement, provided that, if it is determined by the arbitrator (or, if applicable, a court of competent jurisdiction) that your employment was terminated for


   Cause, as described in Section 3(b), amounts paid to you under this Section that are attributable to any period after your Date of Termination shall be offset against and reduce payments otherwise to be made to you under this Agreement, and to the extent that the amounts you receive for such period exceed the payments otherwise to be made to you under this Agreement you shall be obligated to repay such excess to the Employer (with interest thereon). Judgment may be entered on the arbitrator's award in any court of competent jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

        11. NO EMPLOYMENT CONTRACT. Nothing in this Agreement shall be deemed to be a contract of employment, and the Employer retains the right to terminate your employment at any time, for any reason or for no reason.

        12. PRIOR AGREEMENTS. This Agreement supersedes and replaces any prior agreement between you and the Employer concerning the subject matter hereof.

        If the foregoing Agreement correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Employer the enclosed copy of this letter which will then constitute our agreement on this subject.

   Sincerely,

   NUI Corporation




   By_____________________
     John Kean Jr., President

   AGREED TO THIS_____DAY

   OF ________________,1995


   ________________________


   DISTRIBUTION ELECTION

             I hereby revoke all prior distribution elections under this Agreement. All amounts payable to me in accordance with Section 4(d) of this Agreement shall be payable as follows: (initial only one item):



   _______in a single lump sum payment;

   _______in substantially equal monthly installments over 24 months.



   Dated:

   ________________________
   Signature


   FORM OF TERMINATION OF EMPLOYMENT
   AND CHANGE OF CONTROL AGREEMENT #2


   November 28, 1995


   Dear:

        NUI Corporation, a New Jersey corporation (the "Employer") considers the establishment and maintenance of a sound and vital management team essential to protecting and enhancing its best interests and those of its shareholders. In this connection, the Employer recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Employer exists and that such possibility and the uncertainty and questions which it may raise among management personnel as to the effect of such change in control on the Employer, may result in the departure or distraction of such personnel to the detriment of the Employer and the Employer's shareholders. Accordingly, the Board of Directors of the Employer (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the key members of the Employer's management, including yourself, to their assigned duties without the distraction arising from any actual or threatened change in control.

        The Employer must, of course, remain free to effect changes in management and terminate employment. However, in order to induce you to remain in the Employer's employ, this letter agreement ("Agreement") sets forth the severance benefits which the Employer agrees will be provided to you in the event your employment is terminated under the circumstances described herein subsequent to or in connection with a "change in control" (as defined in Section 2).

        1. TERM. This Agreement shall commence on the date hereof and shall continue in effect through December 31,1998; provided, however, that commencing on January 1, 1999 and every three years thereafter, the term of this Agreement shall automatically be extended for an additional three-year term unless, not later than September 30 preceding the expiration of the original or any extended term hereof, the Board has given you written notice that the Employer does not wish to extend this Agreement; and provided, further, that if a change in control of the Employer shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which such change in control occurred. Notwithstanding the foregoing, this Agreement shall terminate immediately upon the termination of your employment prior to a change in control.

        2. CHANGE IN CONTROL. For purposes of this Agreement, a "change in control" shall mean:

             (a) a change in control of the Employer of a nature that would be reported as a change in control in response to Item l(a) of a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), as in effect on the date hereof and as the same may be amended from time to time (or if Item l(a) is no longer in effect, any regulations issued by the Securities and Exchange Commission which serve similar purposes); or


             (b) any person (as the term "person" is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary or custodian holding securities under a qualified or nonqualified employee benefit plan of the Employer (or any affiliate), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the capital stock entitled to vote in the election of directors ("Voting Stock ) of the Employer; or

             (c) during any period of three consecutive years, individuals who constitute the Board of Directors of the Employer at the beginning of any such period (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director of the Employer after the beginning of such period whose election or nomination was approved by a vote of at least three-fourths of the continuing directors comprising the Incumbent Board shall, for the purposes hereof, be considered as though such person were a member of the Incumbent Board; or

             (d) approval by the shareholders of the Employer of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Employer Voting Stock immediately prior to such reorganization, merger or consolidation; (ii) no Person (excluding the Employer (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

             (e) approval by the shareholders of the Employer of the sale or other disposition of all or substantially all of the assets of the Employer other than to a corporation with respect to which, following such sale or other disposition (i) more than 50% of the then outstanding Voting Stock of such corporation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, of the outstanding Employer Voting Stock immediately prior to such sale or other disposition; (ii) no Person (excluding the Employer
   (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the shares of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of such corporation; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent
   Board at the time of the execution of the initial agreement or action of


   the Board providing for such sale or other disposition of assets of the Employer; or

             (f) execution by the Employer of a definitive agreement providing for a transaction or series of transactions which would, when consummated, result in a change in control as defined in subsections (a) or (b) above or which would be the subject of the shareholder approval referred to in subsections (d) or (e) above.

             In the event that a change in control occurs by virtue of the execution of a definitive agreement as provided in subsection (f) above and such agreement is subsequently terminated prior to consummation of the transaction or transactions which would constitute a change in control under subsections (a) or (b) or prior to the shareholder approval contemplated in subsections (d) and (e), then a change in control for purposes of this subsection (f) shall cease as of the date such definitive agreement is terminated. In the event that your employment is terminated by the Employer, other than for Disability or Cause (as described in Section 3), or by you for Good Reason (as described in Section 3) between the time of a change in control under this subsection (f) and the termination of the definitive agreement, you shall be entitled to benefits under this Agreement to the extent provided hereunder. In addition, in the event that a change in control occurs under both this subsection (f) and any other subsection of this
   Section 2, then all references in this Agreement to a change in control shall be deemed to be references to the latest of such change in control events to occur so that you shall be eligible to receive benefits and payments under this Agreement upon the termination of your employment occurring during the period commencing upon the execution of such definitive agreement and ending 36 months after the consummation of the transactions contemplated in such agreement.

        Notwithstanding anything in the foregoing to the contrary, no change in control of the Employer shall be deemed to have occurred with respect to you for purposes of this Agreement by virtue of any transaction which results in you, or any group, association or other organization of persons related to, including, or acting in concert with you, acquiring, directly or indirectly, control of the Employer.


        3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 hereof constituting a change in control shall have occurred during the term of this Agreement, and your employment is terminated within 36 months after the change in control (as determined in accordance with Section 2(f)) ( the Protection Period ) (i) by the Employer other than for Disability pursuant to subsection (a)(i) below or Cause pursuant to subsection (b) below, or (ii) by you for Good Reason pursuant to subsection (c) below, then you shall be entitled to the payments and benefits provided for in Section 4 of this Agreement.

             (a)  Disability; Retirement.

                  (i) If, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties with the Employer on a full-time basis for 180 consecutive days after the commencement of such incapacity and within 30 days after written Notice of Termination is given you shall not have returned to the full-time performance of your duties, the Employer may terminate your employment for "Disability" without liability hereunder.


                  (ii) For purposes of this Agreement, termination of your employment based on "Retirement" shall mean termination in accordance with the Employer's retirement policy, including early retirement, generally applicable to its employees or in accordance with any retirement arrangement established with your consent with respect to you.

             (b) Cause. The Employer may terminate your employment for Cause without liability hereunder. For purposes of this Agreement, termination by the Employer of your employment for "Cause" shall mean termination upon (i) willful and continued failure by you to substantially perform your duties with the Employer (other than any such failure resulting from your incapacity due to physical or mental illness, or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as such terms are defined in subsections (d) and (c) below, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise, including, but not limited to, personal dishonesty, incompetence, misconduct, breach of fiduciary duty involving personal profit, or violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or (iii) your conviction of any crime (whether or not involving the Employer or any affiliate) involving moral turpitude which subjects, or if generally known would subject, the Employer or any affiliate to public ridicule or embarrassment. For purposes of this subsection, no act or failure to act on your part shall be considered "willful" unless done or omitted to be done by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Employer. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a certified copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above and specifying the particulars thereof in detail.


                   (c) Good Reason. You may terminate your employment for Good Reason and become entitled to the payments and benefits provided hereunder. For purposes of this Agreement, "Good Reason" shall mean the occurrence of one or more of the following subsequent to a change in control:

                  (i) the assignment to you of any duties substantively inconsistent with your positions, duties, responsibilities and status immediately prior to the change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the change in control, or any removal of you from or any failure to reelect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, by you other than for Good Reason or as a result of your death; or

                  (ii) (x) a reduction in your base salary in effect immediately prior to the change in control or such higher base salary as


   may thereafter be in effect, or (y) the failure by the Employer to increase your base salary annually after a change in control by an amount which at least equals, on a percentage basis, the lesser of (A) the greatest percentage increase in base salary for such year for any officer of the Employer or (B) the mean average percentage increase in base salary for all officers of the Employer during the 24-month period preceding the change in control, provided that, any such failure to increase your base salary shall not be deemed to be Good Reason if the Employer is prohibited from granting such increase pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (iii) a failure by the Employer to waive any and all exercise, vesting, transfer and other restrictions that may exist with respect to stock options, restricted stock or other securities which are the subject of awards or grants made to you under the Employer's stock option or restricted stock plan, or any other plan in effect in which you participated immediately preceding the change in control; or

                  (iv) a failure by the Employer to continue its executive incentive compensation program or any other executive or other incentive compensation program or plan, as the same may be amended or modified from time to time, but substantially in the form in effect immediately prior to the change in control ("Program"), or a failure by the Employer to continue you as a participant in the Program on at least the basis on which you participated immediately preceding the change in control, or to pay you any installment of a previous award or of deferred compensation, if any, under the Program or any deferred compensation arrangement in which you participated immediately preceding the change in control, provided that, any such failure to continue the Program or your participation therein shall not be deemed to be Good Reason if the Employer is prohibited from continuing the Progam or your participation pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (v) the Employer requiring you to be based anywhere which is located more than 50 road miles from the office at which you were based immediately preceding the change in control ("Office"), except for required travel on business to an extent substantially consistent with the business travel obligations you experienced immediately preceding the change in control or, in the event you consent to any relocation of your Office, the failure by the Employer to pay (or reimburse you for) all reasonable moving expenses incurred by you relating to a change of your principal residence in connection with such relocation and to indemnify you against any loss (calculated by subtracting the sales price of such residence from the higher of (x) your aggregate investment in such residence, or (y) the fair market value of such residence as determined by an outside appraiser designated by you and reasonably satisfactory to the Employer), realized in the sale of your principal residence in connection with any such change of residence; or

                  (vi) the failure by the Employer to continue in effect any benefit or compensation plan or arrangement in which you were participating immediately preceding the change in control, the taking of any action by the Employer not required by law which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed


   by you immediately prior to the change in control; or the failure by the Employer to provide you with the number of paid vacation days, holidays and personal days to which you are then entitled in accordance with the Employer's normal leave policy in effect immediately preceding the change in control; or

                  (vii) in the event that you are a member of the Board immediately prior to the change in control, and you are not reelected to the Board or you are required to resign from the Board; or

                  (viii) any purported termination of your employment by the Employer which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (d) below (and, if applicable, subsections (a) and (b) above) and, for the purposes of this Agreement, no such purported termination shall be effective; or the delivery to you of a Notice of Termination informing you of the termination of your employment other than for Cause or Disability; or

                  (ix) the failure of the Employer to obtain the assumption of this Agreement, and the Employer s obligations hereunder, from any successor as contemplated in Section 5 hereof.

             (d) Notice of Termination. The termination of your employment by the Employer for any reason or by you for Good Reason shall be communicated by a written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provisions in this Agreement relied upon and shall set forth, in reasonable detail, the facts and circumstances claimed to provide a basis for termination of your employment under the provisions so indicated. In the event that the Employer terminates your employment for Cause, the Notice of Termination shall include a copy of the Board resolution required under Section 3(b). For the purposes of this Agreement, no purported termination shall be effective without such Notice of Termination.

             (e) Date of Termination. "Date of Termination" shall mean (i) if your employment is terminated because of your death, the date of your death; (ii) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period); (iii) if your employment is terminated for Cause, the date set forth in the Notice of Termination; (iv) if you terminate your employment for Retirement, the effective date of your Retirement;
   (v) if you terminate your employment for Good Reason, the date specified in the Notice of Termination which in no event shall be later than 90 days following the delivery of the Notice of Termination to the Employer, except as otherwise provided in Section 5(a), and (vi) if your employment is terminated by Employer other than for Cause or Disability, the date set forth in the Notice of Termination, which in no event shall be earlier than 90 days following the delivery of the Notice of Termination to you. If your Date of Termination is on a date which is beyond the period during which you are entitled to benefits under this Agreement but the Notice of Termination is given on a date which falls within such period, then your entitlement to benefits shall be determined as if your Date of Termination fell within such period.

             (f) In the event that Good Reason exists for you to terminate your employment and you provide notice to the Employer that such Good Reason exists, either by Notice of Termination or otherwise, the


   Employer shall have a one-time right to take such action as is necessary to eliminate the basis for such Good Reason within ten days of receipt of the notice provided by you.

             (g) Continued Employment; Nonwaiver. Your continued employment during the term of this Agreement and subsequent to an event constituting Good Reason hereunder shall not constitute consent to such event or a waiver of any rights you may have under this Agreement; and your consent to a change in your employment terms conditions or status that would otherwise constitute a Good Reason shall not affect your right to subsequently terminate your employment for Good Reason and obtain the payments and benefits provided for herein.


        4. COMPENSATION UPON TERMINATION OR DURING DISABILITY FOLLOWING A CHANGE IN CONTROL.

             (a) During any period following a change in control during which you fail to perform your duties with the Employer as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate then in effect and any installments of deferred portions of awards under the Program or otherwise paid during such period until your employment is terminated pursuant to
   Section 3(a)(i) hereof. Thereafter, your benefits shall be determined in accordance with the Employer's Long-Term Disability Plan, or any substitute plan then in effect.

             (b) If, following a change in control, you terminate your employment other than for Good Reason, death or Retirement, or the Employer terminates your employment for Cause, the Employer shall pay you your base salary at the rate then in effect through the Date of Termination plus all other amounts to which you are entitled under the Program or any other plan of the Employer at the time such payments are due and the Employer shall have no further obligations to you, subject to your entitlement to benefits under any qualified or non-qualified retirement plans or any other qualified plans of the employer in which you had a vested interest.

             (c) If, following a change in control, you terminate your employment by reason of death or Retirement, you (or your estate in the event of death) shall be entitled to receive your base salary at the rate then in effect until the Date of Termination plus all other amounts to which you are entitled under any compensation plan of the Employer at the time such payments are due. Thereafter, your benefits shall be determined in accordance with the provisions of the benefit plans and arrangements in which you participated on the date immediately preceding the Date of Termination.

             (d) If the Employer terminates your employment other than for Disability or Cause or you terminate your employment for Good Reason during the Protection Period, then the Employer shall continue to pay to you your base salary at the rate then in effect through the Date of Termination. In addition, the Employer shall pay to you the following amounts:

                  (i) An amount equal to the amount, if any, of the deferred portion of any awards which have been awarded to you pursuant to the Program or otherwise but which have not yet been paid to you and the amount of deferred compensation, if any, under the Program or otherwise which has accrued to your account; and


                  (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, an amount equal to the product of (x) the sum of your annual base salary in effect as of the Date of Termination (without giving effect to any reduction therein after the change in control) plus an amount equal in value to the highest incentive compensation (determined without regard to vesting restrictions) awarded with respect to any fiscal year to you during the two fiscal years then most recently ended, multiplied by (y) the number two; and

                  (iii) Notwithstanding any provision of any annual or long-term incentive compensation plan or arrangement of the Employer, an amount equal to the sum of (x) any incentive compensation which has been allocated or awarded to you for a fiscal year or other measuring period preceding the Date of Termination but has not yet been paid and (y) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to you for all uncompleted periods under such plans or arrangements; and

                  (iv) In lieu of shares of stock of the Employer issuable upon the exercise of any employee stock options ("Options"), if any, held by you, which Options shall be canceled upon the making of the payment referred to herein, an amount in cash equal to the aggregate spread between the exercise prices of all Options held by you and the higher of (x) the highest bid price of the stock subject to the Options during the 12-month period immediately preceding the Date of Termination, or (y) the highest price per share actually paid in connection with any change in control of the Employer during the term hereof including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control.

             (e)  The amounts set forth in (d)(i) through (iv) of this
   Section 4 shall be paid to you, at your election, either in a lump sum within ten days of your Date of Termination or in substantially equal installments over a 24-month period commencing within ten days of your Date of Termination. Should you elect to receive payment of these amounts over a 24-month period, then the election must be made by you at least 90 days prior to the change in control. In addition, if you elect installment payments, then the Employer shall also pay to you interest monthly on the outstanding balance of Employer s obligation to you. Interest shall be computed based upon the then current rate for three-month Certificates of Deposit, as published in The Wall Street Journal.

             (f) In addition to the amounts set forth above, in the event that within one year after your Date of Termination you move your principal residence more than 50 miles from its location immediately preceding your Date of Termination, the Employer shall pay to you an amount equal to all of your relocation expenses, including but not limited to brokers fees and commissions, mortgage points, routine expenses associated with the purchase and sale of your residence, travel and moving expenses and any loss (as determined in accordance with Section 3(c)(v)) incurred on the sale of your principal residence, provided that, if your move is in connection with your acceptance of new employment, the Employer s obligation to pay your relocation expenses under this subsection (f) shall be reduced to the extent that you are eligible to be reimbursed for such expenses under the normal practice of your new employer (whether or not you actually accept such reimbursement). Any payments to be made by the Employer in accordance with this subsection (f) shall be made on a regular and current basis upon presentation of documentation in support of your expenses.


             (g) If you become entitled to the payments described in
   Section 4(d) above, to the extent that your rights to any shares of stock of the Employer granted to you under the Employer's restricted stock plan, or any other plan in which you participated immediately preceding the change in control are not fully vested and nonforfeitable, your rights thereto shall automatically become fully vested and nonforfeitable as of the Date of Termination. In addition, subject to
   Section 4(h) below, the Employer shall maintain in full force and effect, for your continued benefit for two years after the Date of Termination, all employee welfare benefit plans, programs or arrangements in which you were entitled to participate on the date immediately preceding the date Notice of Termination was given, including, without limitation, life, disability, accident and health insurance plans or policies, ( Welfare Benefits ) provided your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is prohibited by operation of law or by the terms of such plans or programs as in effect immediately preceding the date Notice of Termination is given, the Employer shall arrange to provide you with benefits substantially similar to those which you would have been entitled to receive under such plans and programs. Except for any insurance policy used by the Employer to fund its excess benefit and deferred compensation plans under any grantor trust arrangement, at the end of the period of coverage, you shall have the option to have assigned to you at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Employer and relating specifically to you. In addition, the Employer will continue to fund any executive life insurance policy, death benefit contract or agreement in effect on the date immediately preceding the date Notice of Termination was given through your Normal Retirement Age. In the alternative, the Employer shall make a lump sum payment of an amount necessary to continue these premiums through your Normal Retirement Age. "Normal Retirement Age" as used in this Agreement shall have the same meaning as that term is used in any retirement plan in which you participated on the date immediately preceding the date of the change in control.

             (h) You shall not be required to mitigate the amount of any payment or benefit provided for in this Section 4 by seeking other
   employment or otherwise.   The amount of any payment  provided for in
   this Section 4 shall not be reduced by any compensation earned by you or any retirement benefits provided to you as the result of employment by another employer after the Date of Termination or otherwise.
   Notwithstanding the foregoing, if as a result of employment by another employer you become eligible to participate in any plan, program or arrangement that would provide you with substantially the same type of coverage as any of the Welfare Benefits being provided to you by the Employer in accordance with Section 4(g), the Employer s obligation to provide coverage of the same type shall be correspondingly reduced
   (whether or not you actually accept coverage under your new employer s plan), subject to any rights that you may have to continuation of your medical coverage at your own expense under COBRA or any similar law.
             (i) Nothing in this Agreement shall affect your right to receive all benefits and amounts to which you are entitled under any other compensation or employee benefit plan or arrangement, whether or not qualified, in which you participated on the date immediately preceding the date on which the Notice of Termination is given, in accordance with the terms of such plans or arrangements, provided that you shall not be entitled to any severance or termination pay or allowance or any similar amount under any other plan or arrangement of


   the Employer; and

             (j) In the event that it shall be determined that any payment or benefit received under this Agreement and/or any other plan, arrangement or agreement (a Payment or, collectively, the Payments ) would be an excess parachute payment (within the meaning of Section 280G(b)(1) of the Internal Revenue Code of 1986 (the Code )) subject to the excise tax imposed by Section 4999 of the Code (the Excise Tax ), the present value of such Payments shall be reduced to the Reduced Amount . The Reduced Amount shall be an amount expressed in present value that maximizes the aggregate present value of the Payments without causing any Payment to be an excess parachute payment subject to the Excise Tax. For these purposes, the present value of any non-cash benefit or deferred payment or benefit shall be determined in accordance with Sections 280G(d)(3) and (4) of the Code. The determination whether any Payment would be an excess parachute payment and the calculation of the Reduced Amount shall be made by a law firm or accounting firm selected by the Employer from among those regularly consulted by it regarding Federal income tax matters within the 12-month period preceding the change in control, and reasonably acceptable to you ( Tax Counsel ). Tax Counsel s opinion shall be delivered to you within five days after your Date of Termination, and shall contain detailed calculations supporting the determination of the Reduced Amount or of Tax Counsel s determination that no portion of the Payments would be subject to the Excise Tax. Upon your receipt of Tax Counsel s opinion setting forth a Reduced Amount, you shall determine which and how much of the Payments shall be eliminated or reduced, provided that, if you do not make such determination within ten days of your receipt of such opinion, the Employer shall determine which and how much of the Payments shall be eliminated or reduced and shall promptly give you written notice thereof. Within five days after you give notice or upon the expiration of ten days without notice, the Employer shall pay to or distribute to or for your benefit such amounts as are then due to you under this Agreement and shall promptly pay to or distribute for your benefit in the future such amounts as become due to you under this Agreement.

        As a result of the uncertainty of the application of Section 280G of the Code at the time of the initial determination hereunder, it is possible that Payments will have been made by the Employer which should not have been made ( Overpayment ) or that additional payments which will not have been made by the Employer should have been made
   ( Underpayment ), in each case, consistent with the calculations required to be made hereunder. In the event it is determined that an Overpayment has been made, you shall promptly repay any such Overpayment to the Employer together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code, provided that, no amount shall be payable by you to the Employer (of if paid by you shall be returned to you) if and to the extent such payment would not reduce the amount that is subject to the Excise Tax. In the event it is determined that an Underpayment has been made, any such Underpayment shall be promptly paid by the Employer to or for your benefit together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code.

             (k) The Employer shall also pay all fees and expenses (including legal fees and expenses) incurred by you in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the


   application of the Excise Tax to any payment or benefit hereunder, provided that, the Employer shall not have any obligation to pay any legal expenses incurred by you in contesting or disputing your termination of employment or seeking to obtain or enforce any right or benefit provided by this Agreement, and you shall be obligated to repay the Employer for any legal fees advanced to you by the Employer (and interest thereon) to the extent that it is determined by the arbitrator referred to in Section 10 (or, if applicable, a court of competent jurisdiction) that your employment was terminated for Cause, within the meaning of Section 3(b). Any payments to be made by the Employer pursuant to this subsection (k) shall be made to you on a regular and current basis upon your presentation to the Employer of documentation in support thereof.

        5.  SUCCESSORS, BINDING AGREEMENT.

             (a) The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer to expressly, absolutely and unconditionally assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform it if no such succession had taken
   place.   Failure of the Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement whether or not such succession is a change in control described in
   Section 2, and shall entitle you to terminate your employment for Good Reason and become entitled to the payments and benefits provided hereunder, provided that, if such succession is not a change in control, the Date of Termination specified in your Notice of Termination shall not be later than 90 days after the date on which such succession becomes effective. As used in this Agreement, "Employer" shall mean the Employer as hereinbefore defined and any successor to its business and/or assets or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

             (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.

        6. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered mail, return receipt requested, postage prepaid or a nationally recognized overnight delivery service, addressed in either case to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Employer shall be directed to the attention of the Corporate Secretary of NUI Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        7. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be authorized by the Board. No waiver by either party hereto at any time of


   any breach by the other party hereto of or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. It is intended that the benefits payable hereunder shall be considered paid to you for your past services to the Employer and continuing services from the date hereof. Any payment provided for hereunder shall be paid net of any applicable income tax withholding required under Federal, State and local law. The validity, interpretation, construction and performance of this Agreement shall be governed by the substantive law of the State of New Jersey.

        8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

        9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the State of New Jersey in accordance with the rules of the American Arbitration Association then in effect. Notwithstanding the pendency of any such dispute or controversy, the Employer will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary and installments under the Program or otherwise) and, to the extent permitted by law, continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, either by mutual written agreement of the parties, by a final and binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction, the time for appeal therefrom having expired and no appeal having been perfected. For the purposes of this Agreement, if a Notice of Termination is given in accordance with Section 3(d) hereof during the Protection Period, the Date of Termination shall be treated as having occurred during such period, notwithstanding the resolution of any dispute after the conclusion of such period. Amounts paid to you under this Section during the pendency of any such dispute or controversy are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement, provided that, if it is determined by the arbitrator (or, if applicable, a court of competent jurisdiction) that your employment was terminated for Cause, as described in Section 3(b), amounts paid to you under this Section that are attributable to any period after your Date of Termination shall be offset against and reduce payments otherwise to be made to you under this Agreement, and to the extent that the amounts you receive for such period exceed the payments otherwise to be made to you under this Agreement you shall be obligated to repay such excess to the Employer (with interest thereon). Judgment may be entered on the arbitrator's award in any court of competent jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


        11. NO EMPLOYMENT CONTRACT. Nothing in this Agreement shall be deemed to be a contract of employment, and the Employer retains the right to terminate your employment at any time, for any reason or for no reason.

        12. PRIOR AGREEMENTS. This Agreement supersedes and replaces any prior agreement between you and the Employer concerning the subject matter hereof.

        If the foregoing Agreement correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Employer the enclosed copy of this letter which will then constitute our agreement on this subject.

   Sincerely,

   NUI Corporation




   By_____________________
     John Kean Jr., President

   AGREED TO THIS_____DAY

   OF ________________,1995


   ________________________


   DISTRIBUTION ELECTION

             I hereby revoke all prior distribution elections under this Agreement. All amounts payable to me in accordance with Section 4(d) of this Agreement shall be payable as follows: (initial only one item):



   _______in a single lump sum payment;

   _______in substantially equal monthly installments over 24 months.



   Dated:

   ________________________
   Signature


   FORM OF TERMINATION OF EMPLOYMENT
   AND CHANGE IN CONTROL AGREEMENT #3


   Dear:

        NUI Corporation, a New Jersey corporation (the "Employer") considers the establishment and maintenance of a sound and vital management team essential to protecting and enhancing its best interests and those of its shareholders. In this connection, the Employer recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Employer exists and that such possibility and the uncertainty and questions which it may raise among management personnel as to the effect of such change in control on the Employer, may result in the departure or distraction of such personnel to the detriment of the Employer and the Employer's shareholders. Accordingly, the Board of Directors of the Employer (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the key members of the Employer's management, including yourself, to their assigned duties without the distraction arising from any actual or threatened change in control.

        The Employer must, of course, remain free to effect changes in management and terminate employment. However, in order to induce you to remain in the Employer's employ, this letter agreement ("Agreement") sets forth the severance benefits which the Employer agrees will be provided to you in the event your employment is terminated under the circumstances described herein subsequent to or in connection with a "change in control" (as defined in Section 2).

        1. TERM. This Agreement shall commence on the date hereof and shall continue in effect through December 31,1998; provided, however, that commencing on January 1, 1999 and every three years thereafter, the term of this Agreement shall automatically be extended for an additional three-year term unless, not later than September 30 preceding the expiration of the original or any extended term hereof, the Board has given you written notice that the Employer does not wish to extend this Agreement; and provided, further, that if a change in control of the Employer shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of 36 months beyond the month in which such change in control occurred. Notwithstanding the foregoing, this Agreement shall terminate immediately upon the termination of your employment prior to a change in control.

        2. CHANGE IN CONTROL. For purposes of this Agreement, a "change in control" shall mean:

             (a) a change in control of the Employer of a nature that would be reported as a change in control in response to Item l(a) of a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), as in effect on the date hereof and as the same may be amended from time to time (or if Item l(a) is no longer in effect, any regulations issued by the Securities and Exchange Commission which serve similar purposes); or

             (b) any person (as the term "person" is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary or custodian holding securities under a qualified or


   nonqualified employee benefit plan of the Employer (or any affiliate), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the capital stock entitled to vote in the election of directors ("Voting Stock ) of the Employer; or

             (c) during any period of three consecutive years, individuals who constitute the Board of Directors of the Employer at the beginning of any such period (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director of the Employer after the beginning of such period whose election or nomination was approved by a vote of at least three-fourths of the continuing directors comprising the Incumbent Board shall, for the purposes hereof, be considered as though such person were a member of the Incumbent Board; or

             (d) approval by the shareholders of the Employer of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Employer Voting Stock immediately prior to such reorganization, merger or consolidation; (ii) no Person (excluding the Employer (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of the corporation resulting from such reorganization, merger or consolidation; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

             (e) approval by the shareholders of the Employer of the sale or other disposition of all or substantially all of the assets of the Employer other than to a corporation with respect to which, following such sale or other disposition (i) more than 50% of the then outstanding Voting Stock of such corporation is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, of the outstanding Employer Voting Stock immediately prior to such sale or other disposition; (ii) no Person (excluding the Employer (or any affiliate), any trustee or other fiduciary or custodian holding securities under any qualified or nonqualified employee benefit plan of the Employer (or any affiliate) or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the shares of the outstanding Employer Voting Stock) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of Voting Stock of such corporation; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Employer; or


             (f) execution by the Employer of a definitive agreement providing for a transaction or series of transactions which would, when consummated, result in a change in control as defined in subsections (a) or (b) above or which would be the subject of the shareholder approval referred to in subsections (d) or (e) above.

             In the event that a change in control occurs by virtue of the execution of a definitive agreement as provided in subsection (f) above and such agreement is subsequently terminated prior to consummation of the transaction or transactions which would constitute a change in control under subsections (a) or (b) or prior to the shareholder approval contemplated in subsections (d) and (e), then a change in control for purposes of this subsection (f) shall cease as of the date such definitive agreement is terminated. In the event that your employment is terminated by the Employer, other than for Disability or Cause (as described in Section 3), or by you for Good Reason (as described in Section 3) between the time of a change in control under this subsection (f) and the termination of the definitive agreement, you shall be entitled to benefits under this Agreement to the extent provided hereunder. In addition, in the event that a change in control occurs under both this subsection (f) and any other subsection of this
   Section 2, then all references in this Agreement to a change in control shall be deemed to be references to the latest of such change in control events to occur so that you shall be eligible to receive benefits and payments under this Agreement upon the termination of your employment occurring during the period commencing upon the execution of such definitive agreement and ending 36 months after the consummation of the transactions contemplated in such agreement.

        Notwithstanding anything in the foregoing to the contrary, no change in control of the Employer shall be deemed to have occurred with respect to you for purposes of this Agreement by virtue of any transaction which results in you, or any group, association or other organization of persons related to, including, or acting in concert with you, acquiring, directly or indirectly, control of the Employer.


        3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 hereof constituting a change in control shall have occurred during the term of this Agreement, and your employment is terminated within 36 months after the change in control (as determined in accordance with Section 2(f)) ( the Protection Period ) (i) by the Employer other than for Disability pursuant to subsection (a)(i) below or Cause pursuant to subsection (b) below, or (ii) by you for Good Reason pursuant to subsection (c) below, then you shall be entitled to the payments and benefits provided for in Section 4 of this Agreement.

             (a)  Disability; Retirement.

                  (i) If, as a result of your incapacity due to physical or mental illness, you shall have been absent from your duties with the Employer on a full-time basis for 180 consecutive days after the commencement of such incapacity and within 30 days after written Notice of Termination is given you shall not have returned to the full-time performance of your duties, the Employer may terminate your employment for "Disability" without liability hereunder.

                  (ii) For purposes of this Agreement, termination of your employment based on "Retirement" shall mean termination in accordance with the Employer's retirement policy, including early retirement,


   generally applicable to its employees or in accordance with any retirement arrangement established with your consent with respect to you.

             (b) Cause. The Employer may terminate your employment for Cause without liability hereunder. For purposes of this Agreement, termination by the Employer of your employment for "Cause" shall mean termination upon (i) willful and continued failure by you to substantially perform your duties with the Employer (other than any such failure resulting from your incapacity due to physical or mental illness, or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason, as such terms are defined in subsections (d) and (c) below, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, (ii) the willful engaging by you in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise, including, but not limited to, personal dishonesty, incompetence, misconduct, breach of fiduciary duty involving personal profit, or violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or (iii) your conviction of any crime (whether or not involving the Employer or any affiliate) involving moral turpitude which subjects, or if generally known would subject, the Employer or any affiliate to public ridicule or embarrassment. For purposes of this subsection, no act or failure to act on your part shall be considered "willful" unless done or omitted to be done by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Employer. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a certified copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the entire membership of the Board at a meeting of the Board (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, you were guilty of conduct set forth above and specifying the particulars thereof in detail.


                   (c) Good Reason. You may terminate your employment for Good Reason and become entitled to the payments and benefits provided hereunder. For purposes of this Agreement, "Good Reason" shall mean the occurrence of one or more of the following subsequent to a change in control:

                  (i) the assignment to you of any duties substantively inconsistent with your positions, duties, responsibilities and status immediately prior to the change in control, or a change in your reporting responsibilities, titles or offices as in effect immediately prior to the change in control, or any removal of you from or any failure to reelect you to any of such positions, except in connection with the termination of your employment for Cause, Disability, Retirement, by you other than for Good Reason or as a result of your death; or

                  (ii) (x) a reduction in your base salary in effect immediately prior to the change in control or such higher base salary as may thereafter be in effect, or (y) the failure by the Employer to increase your base salary annually after a change in control by an amount which at least equals, on a percentage basis, the lesser of (A)


   the greatest percentage increase in base salary for such year for any officer of the Employer or (B) the mean average percentage increase in base salary for all officers of the Employer during the 24-month period preceding the change in control, provided that, any such failure to increase your base salary shall not be deemed to be Good Reason if the Employer is prohibited from granting such increase pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (iii) a failure by the Employer to waive any and all exercise, vesting, transfer and other restrictions that may exist with respect to stock options, restricted stock or other securities which are the subject of awards or grants made to you under the Employer's stock option or restricted stock plan, or any other plan in effect in which you participated immediately preceding the change in control; or

                  (iv) a failure by the Employer to continue its executive incentive compensation program or any other executive or other incentive compensation program or plan, as the same may be amended or modified from time to time, but substantially in the form in effect immediately prior to the change in control ("Program"), or a failure by the Employer to continue you as a participant in the Program on at least the basis on which you participated immediately preceding the change in control, or to pay you any installment of a previous award or of deferred compensation, if any, under the Program or any deferred compensation arrangement in which you participated immediately preceding the change in control, provided that, any such failure to continue the Program or your participation therein shall not be deemed to be Good Reason if the Employer is prohibited from continuing the Progam or your participation pursuant to any applicable law or governmental or regulatory rule, regulation or order, or any judgment, order or decree of a court of competent jurisdiction; or

                  (v) the Employer requiring you to be based anywhere which is located more than 50 road miles from the office at which you were based immediately preceding the change in control ("Office"), except for required travel on business to an extent substantially consistent with the business travel obligations you experienced immediately preceding the change in control or, in the event you consent to any relocation of your Office, the failure by the Employer to pay (or reimburse you for) all reasonable moving expenses incurred by you relating to a change of your principal residence in connection with such relocation and to indemnify you against any loss (calculated by subtracting the sales price of such residence from the higher of (x) your aggregate investment in such residence, or (y) the fair market value of such residence as determined by an outside appraiser designated by you and reasonably satisfactory to the Employer), realized in the sale of your principal residence in connection with any such change of residence; or

                  (vi) the failure by the Employer to continue in effect any benefit or compensation plan or arrangement in which you were participating immediately preceding the change in control, the taking of any action by the Employer not required by law which would adversely affect your participation in or materially reduce your benefits under any of such plans or deprive you of any material fringe benefit enjoyed by you immediately prior to the change in control; or the failure by the Employer to provide you with the number of paid vacation days, holidays and personal days to which you are then entitled in accordance with the


   Employer's normal leave policy in effect immediately preceding the change in control; or

                  (vii) in the event that you are a member of the Board immediately prior to the change in control, and you are not reelected to the Board or you are required to resign from the Board; or

                  (viii) any purported termination of your employment by the Employer which is not effected pursuant to a Notice of Termination satisfying the requirements of subsection (d) below (and, if applicable, subsections (a) and (b) above) and, for the purposes of this Agreement, no such purported termination shall be effective; or the delivery to you of a Notice of Termination informing you of the termination of your employment other than for Cause or Disability; or

                  (ix) the failure of the Employer to obtain the assumption of this Agreement, and the Employer s obligations hereunder, from any successor as contemplated in Section 5 hereof.

             (d) Notice of Termination. The termination of your employment by the Employer for any reason or by you for Good Reason shall be communicated by a written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provisions in this Agreement relied upon and shall set forth, in reasonable detail, the facts and circumstances claimed to provide a basis for termination of your employment under the provisions so indicated. In the event that the Employer terminates your employment for Cause, the Notice of Termination shall include a copy of the Board resolution required under Section 3(b). For the purposes of this Agreement, no purported termination shall be effective without such Notice of Termination.

             (e) Date of Termination. "Date of Termination" shall mean (i) if your employment is terminated because of your death, the date of your death; (ii) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such 30-day period); (iii) if your employment is terminated for Cause, the date set forth in the Notice of Termination; (iv) if you terminate your employment for Retirement, the effective date of your Retirement;
   (v) if you terminate your employment for Good Reason, the date specified in the Notice of Termination which in no event shall be later than 90 days following the delivery of the Notice of Termination to the Employer, except as otherwise provided in Section 5(a), and (vi) if your employment is terminated by Employer other than for Cause or Disability, the date set forth in the Notice of Termination, which in no event shall be earlier than 90 days following the delivery of the Notice of Termination to you. If your Date of Termination is on a date which is beyond the period during which you are entitled to benefits under this Agreement but the Notice of Termination is given on a date which falls within such period, then your entitlement to benefits shall be determined as if your Date of Termination fell within such period.

             (f) In the event that Good Reason exists for you to terminate your employment and you provide notice to the Employer that such Good Reason exists, either by Notice of Termination or otherwise, the Employer shall have a one-time right to take such action as is necessary to eliminate the basis for such Good Reason within ten days of receipt of the notice provided by you.


             (g) Continued Employment; Nonwaiver. Your continued employment during the term of this Agreement and subsequent to an event constituting Good Reason hereunder shall not constitute consent to such event or a waiver of any rights you may have under this Agreement; and your consent to a change in your employment terms conditions or status that would otherwise constitute a Good Reason shall not affect your right to subsequently terminate your employment for Good Reason and obtain the payments and benefits provided for herein.


        4. COMPENSATION UPON TERMINATION OR DURING DISABILITY FOLLOWING A CHANGE IN CONTROL.

             (a) During any period following a change in control during which you fail to perform your duties with the Employer as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate then in effect and any installments of deferred portions of awards under the Program or otherwise paid during such period until your employment is terminated pursuant to
   Section 3(a)(i) hereof. Thereafter, your benefits shall be determined in accordance with the Employer's Long-Term Disability Plan, or any substitute plan then in effect.

             (b) If, following a change in control, you terminate your employment other than for Good Reason, death or Retirement, or the Employer terminates your employment for Cause, the Employer shall pay you your base salary at the rate then in effect through the Date of Termination plus all other amounts to which you are entitled under the Program or any other plan of the Employer at the time such payments are due and the Employer shall have no further obligations to you, subject to your entitlement to benefits under any qualified or non-qualified retirement plans or any other qualified plans of the employer in which you had a vested interest.

             (c) If, following a change in control, you terminate your employment by reason of death or Retirement, you (or your estate in the event of death) shall be entitled to receive your base salary at the rate then in effect until the Date of Termination plus all other amounts to which you are entitled under any compensation plan of the Employer at the time such payments are due. Thereafter, your benefits shall be determined in accordance with the provisions of the benefit plans and arrangements in which you participated on the date immediately preceding the Date of Termination.

             (d) If the Employer terminates your employment other than for Disability or Cause or you terminate your employment for Good Reason during the Protection Period, then the Employer shall continue to pay to you your base salary at the rate then in effect through the Date of Termination. In addition, the Employer shall pay to you the following amounts:

                  (i) An amount equal to the amount, if any, of the deferred portion of any awards which have been awarded to you pursuant to the Program or otherwise but which have not yet been paid to you and the amount of deferred compensation, if any, under the Program or otherwise which has accrued to your account; and

                  (ii) In lieu of any further salary payments to you for periods subsequent to the Date of Termination, an amount equal to the product of (x) the sum of your annual base salary in effect as of the


   Date of Termination (without giving effect to any reduction therein after the change in control) plus an amount equal in value to the highest incentive compensation (determined without regard to vesting restrictions) awarded with respect to any fiscal year to you during the three fiscal years then most recently ended, multiplied by (y) the number three; and

                  (iii) Notwithstanding any provision of any annual or long-term incentive compensation plan or arrangement of the Employer, an amount equal to the sum of (x) any incentive compensation which has been allocated or awarded to you for a fiscal year or other measuring period preceding the Date of Termination but has not yet been paid and (y) a pro rata portion to the Date of Termination of the aggregate value of all contingent incentive compensation awards to you for all uncompleted periods under such plans or arrangements; and

                  (iv) In lieu of shares of stock of the Employer issuable upon the exercise of any employee stock options ("Options"), if any, held by you, which Options shall be canceled upon the making of the payment referred to herein, an amount in cash equal to the aggregate spread between the exercise prices of all Options held by you and the higher of (x) the highest bid price of the stock subject to the Options during the 12-month period immediately preceding the Date of Termination, or (y) the highest price per share actually paid in connection with any change in control of the Employer during the term hereof including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control.

             (e)  The amounts set forth in (d)(i) through (iv) of this
   Section 4 shall be paid to you, at your election, either in a lump sum within ten days of your Date of Termination or in substantially equal installments over a 24-month period commencing within ten days of your Date of Termination. Should you elect to receive payment of these amounts over a 24-month period, then the election must be made by you at least 90 days prior to the change in control. In addition, if you elect installment payments, then the Employer shall also pay to you interest monthly on the outstanding balance of Employer s obligation to you. Interest shall be computed based upon the then current rate for three-month Certificates of Deposit, as published in The Wall Street Journal.

             (f) In addition to the amounts set forth above, in the event that within one year after your Date of Termination you move your principal residence more than 50 miles from its location immediately preceding your Date of Termination, the Employer shall pay to you an amount equal to all of your relocation expenses, including but not limited to brokers fees and commissions, mortgage points, routine expenses associated with the purchase and sale of your residence, travel and moving expenses and any loss (as determined in accordance with Section 3(c)(v)) incurred on the sale of your principal residence, provided that, if your move is in connection with your acceptance of new employment, the Employer s obligation to pay your relocation expenses under this subsection (f) shall be reduced to the extent that you are eligible to be reimbursed for such expenses under the normal practice of your new employer (whether or not you actually accept such reimbursement). Any payments to be made by the Employer in accordance with this subsection (f) shall be made on a regular and current basis upon presentation of documentation in support of your expenses.

             (g) If you become entitled to the payments described in
   Section 4(d) above, to the extent that your rights to any shares of


   stock of the Employer granted to you under the Employer's restricted stock plan, or any other plan in which you participated immediately preceding the change in control are not fully vested and nonforfeitable, your rights thereto shall automatically become fully vested and nonforfeitable as of the Date of Termination. In addition, subject to
   Section 4(h) below, the Employer shall maintain in full force and effect, for your continued benefit for two years after the Date of Termination, all employee welfare benefit plans, programs or arrangements in which you were entitled to participate on the date immediately preceding the date Notice of Termination was given, including, without limitation, life, disability, accident and health insurance plans or policies, ( Welfare Benefits ) provided your continued participation is possible under the general terms and provisions of such plans and programs. In the event that your participation in any such plan or program is prohibited by operation of law or by the terms of such plans or programs as in effect immediately preceding the date Notice of Termination is given, the Employer shall arrange to provide you with benefits substantially similar to those which you would have been entitled to receive under such plans and programs. Except for any insurance policy used by the Employer to fund its excess benefit and deferred compensation plans under any grantor trust arrangement, at the end of the period of coverage, you shall have the option to have assigned to you at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Employer and relating specifically to you. In addition, the Employer will continue to fund any executive life insurance policy, death benefit contract or agreement in effect on the date immediately preceding the date Notice of Termination was given through your Normal Retirement Age. In the alternative, the Employer shall make a lump sum payment of an amount necessary to continue these premiums through your Normal Retirement Age. "Normal Retirement Age" as used in this Agreement shall have the same meaning as that term is used in any retirement plan in which you participated on the date immediately preceding the date of the change in control.

             (h) You shall not be required to mitigate the amount of any payment or benefit provided for in this Section 4 by seeking other
   employment or otherwise.   The amount of any payment  provided for in
   this Section 4 shall not be reduced by any compensation earned by you or any retirement benefits provided to you as the result of employment by another employer after the Date of Termination or otherwise. Notwithstanding the foregoing, if as a result of employment by another employer you become eligible to participate in any plan, program or arrangement that would provide you with substantially the same type of coverage as any of the Welfare Benefits being provided to you by the Employer in accordance with Section 4(g), the Employer s obligation to provide coverage of the same type shall be correspondingly reduced (whether or not you actually accept coverage under your new employer s plan), subject to any rights that you may have to continuation of your medical coverage at your own expense under COBRA or any similar law.

             (i) Nothing in this Agreement shall affect your right to receive all benefits and amounts to which you are entitled under any other compensation or employee benefit plan or arrangement, whether or not qualified, in which you participated on the date immediately preceding the date on which the Notice of Termination is given, in accordance with the terms of such plans or arrangements, provided that you shall not be entitled to any severance or termination pay or allowance or any similar amount under any other plan or arrangement of the Employer; and


             (j) In the event that any payments made to you under this Agreement or otherwise ("Payments") are subject to the excise tax imposed by Section 4999 of the Code or any successor provisions ("Excise Tax"), then the Employer shall pay you an additional amount ("Gross Up Payment") such that the net amount retained by you, after giving effect to the Excise Tax on the Payments and any Federal, State and local income taxes and Excise Tax on the Gross Up Payment, shall be equal to the Payments (prior to giving effect to the Excise Tax). For purposes of determining the amount of the Gross Up Payment, you shall be deemed to pay Federal, State and local income taxes at the highest marginal rate of taxation in the calendar year in which the Payments are made. State and local income taxes shall be determined based upon the state and locality of your domicile on the Date of Termination. The determination of whether such Excise Tax is payable and the amount thereof shall be based upon the opinion of tax counsel selected by the Employer and reasonably acceptable to you, which such opinion shall be delivered to you within 45 days of the Date of Termination. If such opinion is not finally accepted by the Internal Revenue Service, then appropriate adjustments shall be computed by such tax counsel based upon the final amount of the Excise Tax so determined and taking into account Employer s obligations under this subsection (j). To the extent that the Internal Revenue Service does not accept the opinion of such tax counsel, Employer shall add to the Gross-Up Payment required hereunder all amounts necessary to reimburse you for your costs and expenses arising from such tax counsel s opinion, including interest and penalties imposed by the Internal Revenue Service. The amount shall be paid by the Employer in one lump cash sum within 30 days of such computation.

             (k) The Employer shall also pay all fees and expenses (including legal fees and expenses) incurred by you in contesting or disputing any termination of your employment or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of the Excise Tax to any payment or benefit hereunder, provided that, the Employer shall not have any obligation to pay any legal expenses incurred by you in contesting or disputing your termination of employment or seeking to obtain or enforce any right or benefit provided by this Agreement, and you shall be obligated to repay the Employer for any legal fees advanced to you by the Employer (and interest thereon) to the extent that it is determined by the arbitrator referred to in Section 10 (or, if applicable, a court of competent jurisdiction) that your employment was terminated for Cause, within the meaning of Section 3(b). Any payments to be made by the Employer pursuant to this subsection (k) shall be made to you on a regular and current basis upon your presentation to the Employer of documentation in support thereof.

        5.  SUCCESSORS, BINDING AGREEMENT.

             (a)  The Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer to expressly, absolutely and unconditionally assume and agree to perform this Agreement in the same manner and to the same extent that the
   Employer would be required to perform it if no such succession had taken
   place.   Failure of the Employer to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement whether or not such succession is a change in control described in
   Section 2, and  shall entitle you to terminate your employment for Good


   Reason and become entitled to the payments and benefits provided hereunder, provided that, if such succession is not a change in control, the Date of Termination specified in your Notice of Termination shall not be later than 90 days after the date on which such succession becomes effective. As used in this Agreement, "Employer" shall mean the Employer as hereinbefore defined and any successor to its business and/or assets or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

             (b) This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amounts would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.

        6. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered by United States registered mail, return receipt requested, postage prepaid or a nationally recognized overnight delivery service, addressed in either case to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Employer shall be directed to the attention of the Corporate Secretary of NUI Corporation, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

        7. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by you and such officer as may be authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. It is intended that the benefits payable hereunder shall be considered paid to you for your past services to the Employer and continuing services from the date hereof. Any payment provided for hereunder shall be paid net of any applicable income tax withholding required under Federal, State and local law. The validity, interpretation, construction and performance of this Agreement shall be governed by the substantive law of the State of New Jersey.

        8. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

        9. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the State of New Jersey in accordance with the rules of


   the American Arbitration Association then in effect. Notwithstanding the pendency of any such dispute or controversy, the Employer will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary and installments under the Program or otherwise) and, to the extent permitted by law, continue you as a participant in all compensation, benefit and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved, either by mutual written agreement of the parties, by a final and binding arbitration award or by a final judgment, order or decree of a court of competent jurisdiction, the time for appeal therefrom having expired and no appeal having been perfected. For the purposes of this Agreement, if a Notice of Termination is given in accordance with Section 3(d) hereof during the Protection Period, the Date of Termination shall be treated as having occurred during such period, notwithstanding the resolution of any dispute after the conclusion of such period. Amounts paid to you under this Section during the pendency of any such dispute or controversy are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement, provided that, if it is determined by the arbitrator (or, if applicable, a court of competent jurisdiction) that your employment was terminated for Cause, as described in Section 3(b), amounts paid to you under this Section that are attributable to any period after your Date of Termination shall be offset against and reduce payments otherwise to be made to you under this Agreement, and to the extent that the amounts you receive for such period exceed the payments otherwise to be made to you under this Agreement you shall be obligated to repay such excess to the Employer (with interest thereon). Judgment may be entered on the arbitrator's award in any court of competent jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

        11. NO EMPLOYMENT CONTRACT. Nothing in this Agreement shall be deemed to be a contract of employment, and the Employer retains the right to terminate your employment at any time, for any reason or for no reason.

        12. PRIOR AGREEMENTS. This Agreement supersedes and replaces any prior agreement between you and the Employer concerning the subject matter hereof.



        If the foregoing Agreement correctly sets forth our agreement on the subject matter hereof, kindly sign and return to the Employer the enclosed copy of this letter which will then constitute our agreement on this subject.

   Sincerely,

   NUI Corporation




   By_____________________
       R. Van Whisnand
       Chairman NUI Corporation Executive Compensation Committee

   AGREED TO THIS_____DAY

   OF ________________, 1995


   ________________________


   DISTRIBUTION ELECTION

             I hereby revoke all prior distribution elections under this Agreement. All amounts payable to me in accordance with Section 4(d) of this Agreement shall be payable as follows: (initial only one item):



   _______in a single lump sum payment;

   _______in substantially equal monthly installments over 24 months.



   Dated:

   ________________________
   Signature